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                                                                   Exhibit 10.43

                      FIRST AMENDMENT TO LICENSE AGREEMENT

     This First Amendment is made and entered into as of the thirteenth day of December, 1999, by and between HESKA CORPORATION, a Delaware corporation having its principal place of business at 1613 Prospect Parkway, Fort Collins, Colorado 80525 (Facsimile: 970-484-9505) ("HESKA") and IMMULOGIC PHARMACEUTICAL CORPORATION, a Delaware corporation having its principal place of business at 610 Lincoln Street, Waltham, Massachusetts 02154 (Facsimile: 781-466-6050) ("IMMULOGIC").

     WHEREAS, HESKA and IMMULOGIC are parties to that certain License Agreement dated as of June 16, 1998 (the "LICENCE AGREEMENT"); and

     WHEREAS, the Licensed Technology described in EXHIBIT A attached hereto is owned by IMMULOGIC (the "OWNED TECHNOLOGY") and consists of (i) the patent and patent applications assigned solely to IMMULOGIC and listed on Exhibit A-1 and
(ii) IMMULOGIC's ownership rights in the patents and patent applications assigned to IMMULOGIC and another party and listed on Exhibit A-2; and

     WHEREAS, IMMULOGIC owns the ALLERVAX(TM) trademark and all registrations and goodwill associated therewith (also referred to herein as part of the "Owned Technology"); and

     WHEREAS, IMMULOGIC and Sankyo Co. Ltd. Are parties to that certain Patent License Agreement dated as of May 22, 1998, a copy of which is attached as Exhibit E hereto (the "Sankyo License"); and

     WHEREAS, the Licensed Technology described in EXHIBIT B attached hereto is licensed by IMMULOGIC from third parties and sublicensed to HESKA pursuant to the License Agreement ("SUBLICENSED TECHNOLOGY") and consists of (i)) the patent and patent applications assigned to another party and licensed exclusively to IMMULOGIC and listed on Exhibit B-1 and (ii) IMMULOGIC's exclusive license rights in the patents and patent applications assigned to IMMULOGIC and another party and listed on Exhibit B-2; and

     WHEREAS, HESKA and IMMULOGIC desire to amend the License Agreement as set forth in this First Amendment;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Capitalized terms used in this First Amendment (and the Recitals above) shall have the meanings ascribed to them in the License Agreement, unless otherwise expressly defined herein.

     2. AMENDMENTS TO LICENSE AGREEMENT. Upon execution and delivery of this First Amendment, HESKA shall pay to IMMULOGIC Three Hundred Thousand Dollars ($300,000), in immediately available funds (the "BUYOUT PAYMENT"). In consideration of the Buyout Payment, the License Agreement is hereby amended as follows:

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          (a)  CONVEYANCE OF OWNED TECHN0LOGY TO HESKA.

               (i) IMMULOGIC hereby conveys, transfers and sets over to HESKA all right title and interest in and to the Owned Technology. IMMULOGIC hereby agrees, at its own expense, to do all such things and take all such actions, and to make, execute and deliver all such other documents and instruments, including but not limited to patent assignments, trademark assignments, copyright assignments, bills of sale, and other conveyance documents, as shall be reasonably requested by HESKA to implement the foregoing conveyance of the Owned Technology and otherwise carry out the provisions, intent and purpose of this First Amendment.

               (ii) IMMULOGIC hereby represents and warrants to HESKA that
(A) IMMULOGIC has, and conveys to HESKA hereunder, good and marketable title to the Owned Technology, free and clear of all liens, encumbrances and restrictions of any kind whatsoever (other than as expressly set forth in EXHIBIT A) and (B) the representations and warranties of IMMULOGIC set forth in Sections 7.1(b),
(e), (f) and (g) of the License Agreement are true and correct with respect to the Owned Technology and this First Amendment as if made on the date of this First Amendment.

          (b)  ASSIGNMENT AND ASSUMPTION OF SUBLICENSED TECHNOLOGY.

               (i) Promptly after the execution and delivery of this First Amendment, but in no event after June 30, 2000, IMMULOGIC shall cause each licensor of the Sublicensed Technology to execute and deliver to HESKA an Assignment and Assumption Agreement in the form of EXHIBIT C attached hereto, which shall incorporate the terms and conditions set forth in EXHIBIT D attached hereto relating to each respective licensor (each, an "Assistant Agreement").

               (ii) If IMMULOGIC shall fail to deliver any Assignment Agreement when due, HESKA may exercise any and all of its rights and remedies for breach of the License Agreement, and without limiting the generality of the foregoing, if IMMULOGIC shall fail to deliver all Assignment Agreements on or before the first date that a milestone payment is otherwise due and payable under Section 3.1(b)(ii) or Section 3.1(b)(iii) of the License Agreement, HESKA may, by written notice to IMMULOGIC, terminate its obligations under such Sections 3.1(b)(ii) and 3.1(b)(iii).

               (iii) If IMMULOGIC in good faith seeks to obtain an Assignment Agreement from any licensor and such licensor refuses in writing to enter into such Assignment Agreement due to any provisions of the applicable Exhibit D, IMMULOGIC shall be released from its obligation to deliver the Assignment Agreement unless HESKA agrees to waive such provision (but not any other provision) of Exhibit D to which the licensor will not agree within 10 days of written notice from IMMULOGIC. In the event IMMULOGIC is released from its obligation to deliver a particular Assignment Agreement under this subparagraph, the provisions of section 2(b)(ii) shall not apply with respect to that Assignment Agreement.

          (c) ELIMINATION OF ROYALTIES AND CERTAIN MILESTONE PAYMENTS. The following sections of the License Agreement are hereby deleted in their entirety and shall have no further force and effect: Section 3.1(b)(i), Section 3.2(a),
Section 3.2(b), Section 3.2(c), Section 3.3, Section 3.4(a) and Section 3.4(c). Without limiting the generality of the foregoing, no further

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consideration shall be payable by HESKA to IMMULOGIC under the License Agreement except for the amounts payable, if any, pursuant to the terms and conditions of
Section 3.1(b)(ii) and Section 3.1(b)(iii). Article 4 of the License Agreement shall apply only with respect to payments, if any, due under Section 3.1(b)(ii) and Section 3.1(b)(iii).

          (d) COVENANT NOT TO COMPETE. Article 5 of the License Agreement shall continue to apply to the Owned Technology and Sublicensed Technology, for a period of five (5) years after the date of this First Amendment. The last sentence of Article 5 of the License Agreement is hereby deleted in its entirety.

          (e) PATENT PROSECUTION: INFRINGEMENT ACTIONS. IMMULOGIC's rights and obligations under Article 6 of the License Agreement with respect to the Owned Technology shall be of no further force and effect after the date of this First Amendment.

          (f) ASSUMPTION OF SANKYO LICENSE. IMMULOGIC hereby conveys and assigns to HESKA, as of the date hereof, all of IMMULOGIC's right, title and interest in and to the Sankyo License, and HESKA hereby assumes the Sankyo License as licensor thereunder and agree to perform all obligations to be performed thereunder on and after such date (but not other obligations). IMMULOGIC represents and warrants that IMMULOGIC has performed all of its obligations under the Sankyo License through the date hereof.

     3. EFFECT OF THIS FIRST AMENDMENT. In the event of any conflict between the terms and conditions of this First Amendment and the License Agreement, this First Amendment shall govern and control. Upon execution and delivery of this First Amendment, the License Agreement shall continue in full force and effect, as amended by the express terms of this First Amendment.


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     IN WITNESS WHEREOF, the parties have executed this First Amendment by their duly authorized representatives, effective as of the date on which this First Amendment has been duly signed by both parties, which date will be inserted at the top of this Agreement.

                                    IMMULOGIC PHARMACEUTICAL
                                    CORPORATION

                                    By /s/ Richard Crowley
                                       ------------------------------
                                       Richard Crowley
                                       President

                                    HESKA CORPORATION

                                    By /s/ Paul Hudnut
                                       ------------------------------
                                       Paul Hudnut
                                       Executive Vice President

EXHIBITS:
--------

A        Owned Technology
B        Sublicensed Technology
C        Form of Assignment and Assumption Agreement
D        Individual Terms and Conditions of Each Assignment Agreement
E        Sankyo License


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                                    EXHIBIT A

                    TO FIRST AMENDMENT TO LICENSE AGREEMENT

                                Owned Technology

PATENT AND PATENT ASSIGNMENTS

The patents and patent applications listed on Exhibit A-1 and IMMULOGIC's ownership rights in the patents and patent applications assigned to IMMULOGIC and another party and listed on Exhibit A-2.

TRADEMARKS

ALLERVAX

LIENS AND ENCUMBRANCES

Patent License Agreement, dated May 22, 1998 between ImmuLogic Pharmaceutical Corporation and Sankyo Co. Ltd., a correct and complete copy of which is attached to this First Amendment to License Agreement as Exhibit E.

KNOW-HOW AND BIOLOGICAL MATERIALS

As stated in the License Agreement and its exhibits.


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